EXHIBIT 24.1

POWER OF ATTORNEY

I hereby constitute and appoint William J. Leatherberry as my true and lawful attorney-in-fact and agent, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2011, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.

IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of February, 2012.

/s/ Jarl Berntzen
Name: Jarl Berntzen
Director Century Aluminum Company

POWER OF ATTORNEY

I hereby constitute and appoint William J. Leatherberry as my true and lawful attorney-in-fact and agent, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2011, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of December, 2011.

/s/ Steven Blumgart
Name: Steven Blumgart
Director Century Aluminum Company

POWER OF ATTORNEY

I hereby constitute and appoint William J. Leatherberry as my true and lawful attorney-in-fact and agent, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2011, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of December, 2011.

/s/ John C. Fontaine
Name: John C. Fontaine
Director Century Aluminum Company

POWER OF ATTORNEY

I hereby constitute and appoint William J. Leatherberry as my true and lawful attorney-in-fact and agent, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2011, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of December, 2011.

/s/ Daniel Goldberg
Name: Daniel Goldberg
Director Century Aluminum Company

POWER OF ATTORNEY

I hereby constitute and appoint William J. Leatherberry as my true and lawful attorney-in-fact and agent, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2011, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of February, 2012.

/s/ Peter C. Jones
Name: Peter C. Jones
Director Century Aluminum Company

POWER OF ATTORNEY

I hereby constitute and appoint William J. Leatherberry as my true and lawful attorney-in-fact and agent, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2011, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.

IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of February, 2012.

/s/ Steven Kalmin
Name: Steven Kalmin
Director Century Aluminum Company

POWER OF ATTORNEY

I hereby constitute and appoint William J. Leatherberry as my true and lawful attorney-in-fact and agent, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2011, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of December, 2011.

/s/ Andrew G. Michelmore
Name: Andrew G. Michelmore
Director Century Aluminum Company

POWER OF ATTORNEY

I hereby constitute and appoint William J. Leatherberry as my true and lawful attorney-in-fact and agent, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2011, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of December, 2011.

/s/ John P. O’Brien
Name: John P. O’Brien
Director Century Aluminum Company

POWER OF ATTORNEY

I hereby constitute and appoint William J. Leatherberry as my true and lawful attorney-in-fact and agent, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2011, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of December, 2011.

/s/ Willy R. Strothotte
Name: Willy R. Strothotte
Director Century Aluminum Company

POWER OF ATTORNEY

I hereby constitute and appoint William J. Leatherberry as my true and lawful attorney-in-fact and agent, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2011, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.

IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of December, 2011.

/s/ Terence Wilkinson
Name: Terence Wilkinson
Director Century Aluminum Company